SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report(Date of earliest event reported):September 30,1998


                          MILACRON INC.
     (Exact name of registrant as specified in its charter)




DELAWARE                   1-8475                    31-1062125
(State or other     (Commission File Number)       (IRS Employer
Jurisdiction of                                    Identification
Incorporation)                                     No.)



                       4701 Marburg Avenue
                     Cincinnati, Ohio 45209
            (address of principal executive offices)




Registrant's telephone number, including area code:(513) 841-8100



                    CINCINNATI MILACRON INC.
  (Former name or former address, if changed since last report)





ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On September 30, 1998 pursuant to the Purchase and Sale Agreement dated as of August 3, 1998, as amended (the "Purchase Agreement"), Milacron Inc. (the "Registrant") acquired from Johnson Controls, Inc. and certain of its subsidiaries (the "Seller") all the assets, properties and other rights owned, used, or held for use by the Seller in connection with the Seller's Plastics Machinery Division (the "Business"). A copy of the Purchase Agreement is filed herewith as Exhibit 2.1 and a copy of the First Amendment to the Purchase Agreement is filed herewith as Exhibit 2.2 and reference is made thereto for the complete terms and conditions thereof.

          The purchase price (which is subject to adjustment following an audit of the closing date balance sheet of the Business) was $190,000,000 plus the assumption of certain liabilities. At closing, $190,000,000 in cash was paid to the Seller by the Registrant.

          The Registrant obtained the cash for the purchase price from (i) borrowings under a short term credit agreement between the Registrant and Bankers Trust Company, which borrowings have since been repaid, and (ii) borrowings under the Registrant's existing revolving credit facility.

          The Registrant and its subsidiaries intend to continue to use the assets, properties and other rights purchased from the Seller in the operation of the Business.

          No material relationship exists between the Seller and the Registrant or any of its affiliates, directors or officers, or any associate of any such director or officer.

          The Press Release of the Registrant dated October 1,
1998 announcing the completion of the acquisition described above is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Exhibits

The following exhibits are included in this Form 8-K:


Exhibit Number                Description of Exhibit

2.1 Purchase and Sale Agreement dated as of August 3, 1998 among Johnson Controls, Inc. and Hoover
                              Universal, Inc. and the Sellers
                              listed on Schedule 0.1 thereto as
                              Seller and Cincinnati Milacron
                              Inc., as Purchaser.  (Schedules and
                              exhibits have been omitted pursuant
                              to Item 601(b)(2)of Regulation S-K.
                              Such schedules and exhibits are
                              listed and described in the
                              Purchase and Sale Agreement.  The
                              Registrant hereby agrees to furnish
                              to the Securities and Exchange
                              Commission upon its request any or
                              all of such omitted schedules and
                              exhibits.)

2.2 First Amendment to Purchase and Sale Agreement dated as of September 30, 1998 by and between Seller and Purchaser. (Schedules and exhibits have been omitted pursuant to Item 601(b)(2)of Regulation S-K. Such schedules and exhibits are listed and described in the Purchase and Sale Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission upon its request any or all of such omitted schedules and exhibits.)

99.1                          Press Release of the Registrant
                              dated October 1, 1998








                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MILACRON INC.



Date:  October 14, 1998       By:  /s/ Ronald D. Brown
                                   Ronald D. Brown
                                   Senior Vice President-Finance
                                   and Administration and
                                   Chief Financial Officer




                          Exhibit Index


Exhibit Number                Description of Exhibit

2.1 Purchase and Sale Agreement dated as of August 3, 1998 among Johnson Controls, Inc. and Hoover
                              Universal, Inc. and the Sellers
                              listed on Schedule 0.1 thereto as
                              Seller and Cincinnati Milacron
                              Inc., as Purchaser.  (Schedules and
                              exhibits have been omitted pursuant
                              to Item 601(b)(2)of Regulation S-K.
                              Such schedules and exhibits are
                              listed and described in the
                              Purchase and Sale Agreement.  The
                              Registrant hereby agrees to furnish
                              to the Securities and Exchange
                              Commission upon its request any or
                              all of such omitted schedules and
                              exhibits.)

2.2 First Amendment to Purchase and Sale Agreement dated as of September 30, 1998 by and between Seller and Purchaser. (Schedules and exhibits have been omitted pursuant to Item 601(b)(2)of Regulation S-K. Such schedules and exhibits are listed and described in the Purchase and Sale Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission upon its request any or all of such omitted schedules and exhibits.)

99.1                          Press Release of the Registrant
                              dated October 1, 1998